UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 5, 2019

XOMA CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-14710	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value	XOMA	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANATORY NOTE

XOMA Corporation (the “Company” or "XOMA") is filing this Current Report on Form 8-K/A solely to update the Company's reported net loss as disclosed in a press release issued on November 5, 2019 announcing the Company's financial results for the quarterly period ended September 30, 2019 (the "Original Press Release") due to typographical error. The fifth paragraph of the Financial Results section of the Original Press Release, the net loss of $4.6 million is for the third quarter of 2018, not the third quarter of 2019 as previously stated.

The Company has not made changes to the other information furnished with the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2019, XOMA Corporation issued a press release announcing its financial results for the quarter ended September 30, 2019. The full text of the press release issued in connection with the announcement, as corrected, is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Document

99.1	Press release entitled "CORRECTING and REPLACING -- XOMA Reports Third Quarter 2019 Royalty Asset Portfolio Highlights and Financial Results" dated November 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: November 5, 2019	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer